Transamerica Legg Mason Dynamic Allocation – Balanced VP
Summary Prospectus May 1, 2020

Class	Initial & Service (No Ticker)
This summary prospectus is designed to provide shareholders with key portfolio information in a clear and concise format. Before you invest, you may want to review the portfolio's prospectus, which contains more information about the portfolio and its risks. You can find the portfolio's prospectus and other information about the portfolio, including the portfolio's statement of additional information and most recent reports to shareholders, online at www.transamericaseriestrust.com. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The portfolio's prospectus, dated May 1, 2020, and statement of additional information, dated May 1, 2020, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the portfolio's annual report to shareholders, dated December 31, 2019, are incorporated by reference into this summary prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the portfolios’ shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.
If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If your insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.
You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. That election will apply to all portfolios available under your contract with the insurance company.
Investment Objective: Seeks capital appreciation and income.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.
Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.57%	0.57%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses[1]	0.02%	0.02%
Acquired fund fees and expenses[2]	0.07%	0.07%
Total annual fund operating expenses	0.66%	0.91%
1	Other expenses for Initial Class Shares are based on estimates for the current fiscal year.
2	Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$67	$211	$368	$822
Service Class	$93	$290	$504	$1,120
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 14% of the average value of its portfolio. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the portfolio's turnover rate.

Principal Investment Strategies: Under normal circumstances, the portfolio’s sub-adviser, QS Investors, LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets in a combination of underlying exchange-traded funds (“ETFs”). These underlying ETFs are based on indexes and managed by unaffiliated investment advisers. The sub-adviser is responsible for implementation of the portfolio’s overall asset allocation and the Dynamic Risk Management strategy described below. Western Asset Management Company, LLC (“Western”) serves as a sub-sub-adviser to the portfolio and is responsible for the portfolio’s Event Risk Management strategy described below.
The portfolio seeks to achieve its objectives by investing in a range of asset classes combined with the multiple risk management strategies described below.
Target Allocation - The portfolio’s initial target allocation for long-term investments (the “Target Allocation”) will be 50% in equity ETFs and 50% in fixed income ETFs that are not money market funds (“fixed income ETFs”). The portfolio's sub-adviser, may periodically adjust target asset class allocations in accordance with their investment process and in an effort to appropriately position the portfolio to changing market environments. While changes to the Target Allocation are not expected to be frequent or substantial, the portfolio’s Target Allocation may range from 45% of its net assets in equity ETFs and 55% of its net assets in fixed income ETFs to 55% of its net assets in equity ETFs and 45% of its net assets in fixed income ETFs as, in the sub-adviser’s opinion, market conditions warrant.
The underlying ETFs have a variety of investment focuses. The underlying equity ETFs include ETFs that are based on large cap U.S. equity, small cap U.S. equity and international equity indexes. The underlying fixed income ETFs include ETFs that are based on short/intermediate and long term fixed income indexes. The portfolio may invest in short-term defensive instruments (including Treasury bills, money market funds and cash) and enter into derivative transactions involving options and futures as a part of its risk management strategies.
Risk Management - The sub-adviser will allocate assets in its discretion to two risk management strategies in order to attempt to reduce downside volatility within the portfolio. These strategies are Dynamic Risk Management and Event Risk Management, as described below. Through both strategies, the portfolio gives up some of the potential for high total return that could be achieved if the portfolio were to follow its Target Allocation under positive market conditions. In exchange, these strategies are intended to result in less significant declines in the portfolio’s net asset value under negative market conditions. The portfolio’s net asset value will fluctuate, and the fluctuations may be sizable.
Dynamic Risk Management - The Dynamic Risk Management strategy will seek to reduce the portfolio’s market risk exposure and volatility under certain market conditions. As frequently as daily, the Dynamic Risk Management strategy may increase the portfolio’s exposure to short-term defensive instruments (including Treasury bills, money market funds and cash) in response to certain levels of negative market performance. At other times the Dynamic Risk Management strategy may decrease the portfolio’s exposure to short-term defensive instruments and increase its exposure to equity and long-term fixed income ETFs in order to return to the portfolio’s Target Allocation in response to certain levels of positive market performance. The maximum daily allocation to short-term defensive instruments will be 95% of the portfolio’s net assets.
In response to certain levels of negative market performance, the sub-adviser may deviate from the standard Target Allocation by increasing the portfolio’s exposure to short-term defensive instruments (“de-risking”) based on a formula that takes into account the portfolio’s current NAV, market volatility, and realized portfolio volatility. In order to implement the strategy in down markets, the sub-adviser will sell shares of equity and long-term fixed income ETFs and other liquid securities. In response to certain levels of positive market performance, the portfolio may purchase more equity and long-term fixed income ETFs (when the portfolio is not managed strictly according to the standard Target Allocation). The sub-adviser, in its discretion, will determine the levels and timing for Dynamic Risk Management.
The sub-adviser may from time to time make tactical increases or decreases to the portfolio’s investment in a particular asset class beyond the Target Allocation based on a broad range of market and economic trends and quantitative factors. The sub-adviser may also allow the relative weightings of the portfolio’s investments in asset classes to vary from its Target Allocation in response to the markets. When varying exposures among underlying ETFs, the sub-adviser will examine, among other things, relative values and prospects among the underlying ETFs’ asset classes. If the portfolio’s investments in equity ETFs or fixed income ETFs exceed its Target Allocation as a result of market appreciation or depreciation, the sub-adviser is not required to rebalance the portfolio back to the Target Allocation.
Event Risk Management - The Event Risk Management strategy will seek to reduce the impact to the portfolio of market declines during a short period of time caused by, for example, sudden and substantial movements in the equity markets, interest rates or credit spreads. The Event Risk Management strategy invests in options and futures that are expected to increase in value in the event of declines in the broad equity markets during a short period of time. The portfolio may invest up to 7% of its net assets, at the time of purchase, in premiums paid on options and/or initial margin on futures contracts. If the portfolio’s holdings in this strategy increase in value to over 7% of its net assets as a result of market movements, the portfolio will reduce, at least monthly, the amount of its assets invested in this strategy to no more than 7% of its net assets. The value of the portfolio’s assets invested in this strategy may become substantially higher than the value of the premiums paid or initial margin amounts on the instruments used to implement the strategy. If the value of the instruments in the Event Risk Management strategy declines after the portfolio has engaged in “de-risking,” the portfolio’s net asset value could decline even if the broader markets rise in value. Conversely, if the value of the instruments in the Event Risk Management strategy increases after the portfolio has engaged in “de-risking,” the portfolio’s net asset value could increase even if the broader markets fall in value.

Western’s views and outlook regarding potential unexpected market movements will determine the investments and strategies it employs in implementing the Event Risk Management strategy. During normal market conditions, the portfolio will implement the Event Risk Management strategy through investments in options, futures or other instruments. Since the Event Risk Management strategy seeks to primarily benefit from large and unexpected market movements by mitigating the negative impact of such movements, there may be times when the investment and transaction costs related to hedging will result in losses to the portfolio. The Event Risk Management strategy will be actively managed in an effort to reduce these costs when possible.
In implementing the Dynamic Risk Management strategy, the portfolio may have significant exposure to short-term defensive instruments, including Treasury bills, money market funds and cash. If the portfolio has a significant amount of exposure to short-term defensive investments, it may be more difficult for the portfolio to achieve high total returns.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in underlying ETFs). Each risk described below may not apply to each underlying ETF and an underlying ETF may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market prices of the portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by the portfolio fall, the value of your investment will go down. The portfolio may experience a substantial or complete loss on any individual security.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, the portfolio’s exposure to the risks described elsewhere in this summary will likely increase. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may be negatively affected.
Allocation – The portfolio’s ability to achieve its investment objectives depends, in large part, upon the sub-adviser’s skill in determining the portfolio’s asset class allocation and reallocation from time to time, deciding whether and when to tactically overweight or underweight asset classes and selecting a mix of underlying portfolios. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other issuer is incorrect. The available underlying portfolios selected by the sub-adviser may underperform the market or similar funds.
Equity Securities – Equity securities represent an ownership interest in an issuer, rank junior in a company’s capital structure and consequently may entail greater risk of loss than debt securities. Equity securities include common and preferred stocks. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. Equity securities may have greater price volatility than other asset classes, such as fixed income securities. The value of equity securities fluctuates based on changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market and economic conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. If the portfolio holds equity securities in a company that becomes insolvent, the portfolio’s interests in the company will rank junior in priority to the interests of debtholders and general creditors of the company, and the portfolio may lose its entire investment in the company.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The prices of fixed-income securities will generally go down when interest rates rise. Interest rates in the U.S. and certain foreign markets have been low relative to historic levels, so the portfolio faces a risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.
Underlying Exchange-Traded Funds – Because the portfolio invests its assets in underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio's investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to certain risks that do not apply to conventional funds, including: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile; or (v) a limited number of institutions may act as authorized participants to create or redeem block-sized units of ETF shares. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio's shares could also be substantially and adversely affected.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the
Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Managed Risk Strategy– The portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the portfolio’s ability to participate in up markets, may cause the portfolio to underperform its benchmark in up markets, may increase transaction costs at the portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the portfolio’s equity exposure, causing the portfolio to forgo gains from the market rebound. Managing the portfolio pursuant to the strategy may result in the portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than funds that are not subject to a managed risk strategy.
Tactical Asset Allocation – Tactical asset allocation is an investment strategy that actively adjusts a portfolio’s asset allocation. The portfolio’s tactical asset management discipline may not work as intended. The portfolio may not achieve its objective and may not perform as well as other funds using other asset management styles, including those based on fundamental analysis (a method of evaluating a security that entails attempting to measure its intrinsic value by examining related economic, financial and other factors) or strategic asset allocation (a strategy that involves periodically rebalancing the portfolio in order to maintain a long-term goal for asset allocation). The sub-adviser’s evaluations and assumptions in selecting underlying portfolios, underlying ETFs or individual securities may be incorrect in view of actual market conditions, and may result in owning securities that underperform other securities.
Dynamic Risk Management – In implementing the Dynamic Risk Management strategy, the sub-adviser anticipates that it will sell shares the portfolio holds in equity and fixed income ETFs and may be more concentrated in short-term defensive instruments. The portfolio may incur additional trading costs while implementing the Dynamic Risk Management strategy, which may reduce the portfolio’s performance. If the portfolio increases its exposure to short-term defensive instruments at inopportune times or for extended periods of time, the portfolio may experience lower performance and greater losses. The Dynamic Risk Management strategy may fail to protect against market declines, may limit the portfolio’s ability to participate in up markets and may cause the portfolio to underperform its benchmark in up markets. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Dynamic Risk Management strategy may not work as intended.
Event Risk Management – The Event Risk Management strategy may utilize options, futures and swaps that are expected to increase in value during the occurrence of certain market events. An instrument used to hedge market event risk could lose all or a portion of its value even in a period of severe market stress. Implementation of the strategy may result in the portfolio holding options, futures and swaps positions that take contradictory views on market movements. The costs of purchasing and selling these instruments may reduce the portfolio’s return. The portfolio may not be able to close out a position at the desired time or price. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The Event Risk Management strategy may not work as intended.
Management – The value of your investment may go down if the investment manager’s or sub-adviser judgments and decisions are incorrect or otherwise do not produce the desired results. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser investment style is out of favor or otherwise fails to produce the desired results. The portfolio’s investment strategies may not work as intended or otherwise fail to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs. During periods of market volatility, active trading may be more pronounced.
Counterparty – The portfolio will be subject to the risk that the counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles in which the portfolio invests will not fulfill their contractual obligations. Adverse changes to counterparties (including derivatives exchanges and clearinghouses) may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations or is downgraded, or is perceived to be less creditworthy, or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty. The degree of credit risk of a security or financial contract depends upon, among other things, the financial condition of the issuer and the terms of the security or contract.
Currency – The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the revenue earned by issuers of these securities may also be impacted by changes in the issuer’s local currency. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A portfolio may be unable or may choose not to hedge its foreign currency exposure.
Derivatives – Derivatives involve special risks and costs and may result in losses to the portfolio. Using derivatives exposes the portfolio to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk and credit risk. Their usage can increase portfolio losses and reduce opportunities for gains when market prices or volatility, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated. Using derivatives may have a leveraging effect, increase portfolio volatility and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the portfolio. Derivatives may be difficult to sell, unwind or value, and the counterparty (including, if applicable, the portfolio’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the portfolio. In certain cases, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are subject to additional risks such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management and valuation risk. Also, suitable derivative transactions may not be available in all circumstances. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. The portfolio may be required to segregate or earmark liquid assets or otherwise cover its obligations under derivatives transactions and may have to liquidate positions before it is desirable in order to meet these segregation and coverage requirements. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying assets or indices, and those differences may affect the amount, timing and character of income distributed to shareholders.
Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the portfolio's share price to be more volatile or go down.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Lack of information and weaker legal systems and accounting standards also may affect the value of these securities. Foreign investments may have lower liquidity and be more difficult to value than investments in U.S. issuers.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The portfolio faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the portfolio may also go down. Debt securities have varying levels of sensitivity to changes in interest rates. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A significant or rapid rise in rates may result in losses. Changes in interest rates may affect the liquidity and value of the portfolio’s investments. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio. If the portfolio holds variable or floating rate securities, a decrease in interest rates will adversely affect the income received from such securities and the value of the portfolio’s shares.
Large Capitalization Companies – The portfolio’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion. As a result, the portfolio’s value may not rise as much as, or may fall more than, the value of portfolios that focus on companies with smaller market capitalizations.
Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Other risks also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio's assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations or meet segregation or coverage requirements.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. As a general matter, a reduction in the willingness or ability of dealers and other institutional investors to make markets in fixed income securities may result in even less liquidity in certain markets. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of less liquid or illiquid securities for an extended period (for example, several weeks or even longer), and such sale may involve additional costs. Liquidity of particular investments, or even an entire market segment, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The portfolio may also lose any premium it paid on prepaid securities.
Small and Medium Capitalization Companies – The portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology. The portfolio's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
Absent any applicable fee waivers and/or expense limitations, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) - Service Class
	Quarter Ended	Return
Best Quarter:	03/31/2019	6.60%
Worst Quarter:	12/31/2018	-5.28%

Average Annual Total Returns (periods ended December 31, 2019)
	1 Year	5 Years	Since Inception	Inception Date
Service Class	16.06%	3.81%	5.04%	05/01/2012
S&P 500® (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.90%
Transamerica Legg Mason Dynamic Allocation – Balanced VP Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	20.38%	7.36%	8.37%
1 The Transamerica Legg Mason Dynamic Allocation – Balanced VP Blended Benchmark consists of the following: S&P 500®, 40%; Bloomberg Barclays US Aggregate Bond Index, 35%; Bloomberg Barclays Long Treasury Index, 15%; MSCI EAFE Index, 5%; and Russell 2000®Index2, 5%. Prior to June 9, 2014, the
Blended Benchmark consisted of the following: Bloomberg Barclays Long Treasury Index, 50%; Russell 1000®Index2, 40%; MSCI EAFE Index, 5%; and Russell 2000® Index2, 5%.
2 “Russell®” and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: QS Investors, LLC Portfolio Managers:
Lisa Wang, CFA	Portfolio Manager	since 2019
Thomas Picciochi	Portfolio Manager	since 2014
Sub-Sub-Adviser: Western Asset Management Company, LLC
Portfolio Managers:
Prashant Chandran	Portfolio Manager	since 2012
Jim K. Huynh	Portfolio Manager	since 2013
S. Kenneth Leech	Portfolio Manager	since 2014
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2021. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
The portfolio does not currently offer Initial class shares.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
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